UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2022 (January 10, 2022)

YELLOWSTONE ACQUISITION COMPANY
(Exact name of registrant as specified in its Charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(402) 225-6511 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	YSACU	The New York Stock Exchange
Class A common stock, $0.0001 par value included as part of the units	YSAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	YSACW	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 1, 2021, Yellowstone Acquisition Company  (the “Company”) announced that it had entered into an Equity Purchase Agreement with Sky Harbour LLC (“Sky”), a developer of private aviation infrastructure focused on building, leasing and managing business aviation hangars by which Sky would exchange its securities for securities of Yellowstone (the "Business Combination").  On January 7, 2022, Yellowstone filed a definitive proxy statement  (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination and has mailed the Definitive Proxy Statement and other relevant documents to its stockholders in connection with a meeting of stockholders to be held  on January 25, 2022 at 9:00 a.m. Eastern Time.

On January 10, 2022, Sky made  the investor presentation attached hereto as Exhibit 99.1 (the “Presentation”)  available to certain investors as part of a webcast and intends to use such presentation in connection with other presentations to investors in the coming days in connection with the proxy soliciation.

The information under this Item 7.01 and the Presentation attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Yellowstone that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Yellowstone.

Participants in the Solicitation

Yellowstone,  BOC Yellowstone, LLC, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Yellowstone’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Yellowstone’s directors and officers in Yellowstone’s filings with the SEC, including Yellowstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on May 24, 2021 and such information and names of Sky’s directors and executive officers which appears in the Definitive Proxy Statement of Yellowstone for the Business Combination.  Stockholders can obtain copies of Yellowstone’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Sky and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Yellowstone’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Definitive Proxy Statement for the Business Combination, which is available at the SEC’s website at www.sec.gov.

Forward-Looking Statements

The information under this Item 7.01 and the Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Yellowstone’s or Sky’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Also, forward-looking statements relate to future events or future performance of Sky and include statements about Sky’s expectations or forecasts for future periods and events which are based on Sky management’s assumptions and beliefs in light of the information currently available to it. Words such as “may,” “will,” “should,” “expect,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “predict,” “potential,” “seek” and variations and similar words and expressions and the negative of such terms or other comparable  terminology are intended to identify such forward-looking statements. Yellowstone disclaims any obligation to update those statements, except as applicable law may require it to do so, and cautions you not to rely unduly on them. While Yellowstone’s management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Yellowstone and Sky’s control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Yellowstone’s and Sky’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against Yellowstone and Sky following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Yellowstone or other conditions to closing in the Equity Purchase Agreement; (iv) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The New York Stock Exchange following the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vi) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (vii) costs related to the Business Combination; (viii) changes in applicable laws or regulations; (ix) the possibility that Sky or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (x) other risks and uncertainties indicated in the Definitive Proxy Statement, including those under the section entitled “Risk Factors”, and in Yellowstone’s other filings with the SEC.

Yellowstone cautions that the foregoing list of factors is not exclusive. Yellowstone cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Yellowstone’s Annual Report on Form 10-K and the Definitive Proxy Statement as filed with the SEC. Yellowstone’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, Yellowstone disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ITEM 9.01        Financial Statements and Exhibits.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Investor Presentation dated January 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWSTONE ACQUISITION COMPANY (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date:  January 10, 2022